UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 10, 2006



                            KEEWATIN WINDPOWER CORP.
             (Exact name of registrant as specified in its charter)


    Nevada                         333-126580                     Pending
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)

409 Granville Street, Suite 603, Vancouver, B.C., Canada          V6C 1T2
     (Address of principal executive offices)                  (Postal Code)


       Registrant's telephone number, including area code: (778) 835-7980

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR240.14d-2(b))

[ ] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17
    CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.01 - CHANGES IN CONTROL OF REGISTRANT

On October 10, 2006, our president, Chris Craddock, sold a total of 4,000,000 shares of our restricted common stock to William Iny (as to 2,000,000) and to Greg Yanke (as to 2,000,000). Both Mr. Iny and Mr. Yanke act as our directors. The number of shares transferred to each of Mr. Iny and Mr. Yanke represents approximately 19% of our issued and outstanding common stock. Mr. Iny and Mr. Yanke have agreed to each pay $2,000 to Mr. Craddock in connection with the share purchase. These amounts will be paid from personal funds of the purchasers. There are no arrangements or understandings among Mr. Craddock, Mr. Iny and Mr. Yanke and their associates with respect to election of directors or other matters.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: October 13, 2006                 KEEWATIN WINDPOWER CORP.


                                       By: /s/ Greg Yanke
                                          --------------------------
                                          Greg Yanke, Director